TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Talcott Resolution Life Insurance Company Separate Account Seven

File No. 333-101932    Leaders II/IIR/III, Wells Fargo Leaders I/IR/II, Leaders / Chase I/II, Classic Leaders I,
Leaders Select I, Huntington Leaders I, Select Leaders V

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

Talcott Resolution and Annuity Life Insurance Company Separate Account Seven

File No. 333-101933    Leaders II/IIR/III, Wells Fargo Leaders I/IR/II, Select Leaders V

File No. 333-101955	Leaders Outlook II/IIR/III, Wells Fargo Leaders Outlook I/IR/II, Select Leaders Outlook III

File No. 333-76419    Leaders I/IR, Leaders Solution I/IR

Supplement Dated February 24, 2020 to your Prospectus Dated May 1, 2019

Fund Addition

Effective April 30, 2020, the Invesco Oppenheimer V.I. Discovery Mid Cap Fund Sub-Account is added as an additional investment option and the following information is added to your prospectus:

In the Fund Data appendix of your prospectus, the following information is added alphabetically under the sub-heading "AIM Variable Insurance Funds:"

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Invesco Oppenheimer V.I. Discovery Mid Cap Fund	Seeks capital appreciation	Invesco Advisers, Inc.

The following language is added as the last sentence of the introduction to the Accumulation Unit Values table:

There is no information for Invesco Oppenheimer V.I. Discovery Mid Cap Fund Sub-Account because as of December 31, 2019, the Sub-Account had not commenced operations.

Reorganization

Acquired Fund	Acquiring Fund
Invesco V.I. Mid Cap Growth Fund	Invesco Oppenheimer V.I. Discovery Mid Cap Fund

At a meeting of the Board of Trustees (the “Board”) of Invesco V.I. Mid Cap Growth (the “Acquired Fund”), the Board considered and approved a proposal to reorganize the Acquired Fund into the Invesco Oppenheimer V.I. Discovery Mid Cap Fund (the “Acquiring Fund”). Pursuant to the reorganization, the Acquired Fund will liquidate by transferring substantially all of its assets to the Acquiring Fund. Shares of the Acquired Fund will be closed to all new and subsequent investments, including program trades, effective on or about April 28, 2020. Pending shareholder approval at a meeting scheduled to be held on April 24, 2020, the reorganization is scheduled to take place on or about April 30, 2020.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Acquired Fund Sub-Account, including program trades, on or about April 28, 2020.

As a result of the reorganization on or about April 30, 2020:

(i)	If any of your Contract Value is currently invested in the Acquired Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account;

(ii)	If any portion of your future Premium Payments is allocated to the Acquired Fund Sub-Account, that portion will now be allocated to the Acquiring Fund Sub-Account.

(iii)	Any transaction that includes an allocation to the Acquired Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account;

(iv)
Unless you direct us otherwise, if you are enrolled in any DCA, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Acquired Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account;

(v)	Unless you direct us otherwise, if you are enrolled in an Automatic Income Program, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account; and

(vi)	All references and information contained in the prospectus for your Contract related to the Acquired Fund are deleted and replaced with the Acquiring Fund.

This supplement should be retained with the prospectus for future reference.

HV-7781

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